UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K/A
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2009

TWO RIVERS WATER COMPANY
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222
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(Address of principal executive offices)

303-222-1000
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(Registrant's Telephone number)

Navidec Financial Services, Inc.
(Former Name or Address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into A Material Definitive Agreement.

Extension of Purchase Agreements

This filing corrects typographical and calculation errors for the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2009.

The previously stated additional extended option representing 11% ownership of the Mutual Ditch Company is included in the 45% option extensions received by Two Rivers Water Company.  If all options are exercised, ownership of the Mutual Ditch Company by HCIC will be approximately 64%.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: December 24, 2009	By: /s/ Wayne Harding Wayne Harding, Chief Financial Officer